UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2019  (February 11, 2019)

UNION PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Utah	1-6075	13-2626465
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1400 Douglas Street, Omaha, Nebraska	68179
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 544-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01 Other Events

On February 11, 2019, Union Pacific Corporation (the “Company”) entered into an Underwriting Agreement for the sale of $500,000,000 in aggregate principal amount of its 2.950% Notes due 2022 (the “2022 Notes”); $500,000,000 in aggregate principal amount of its 3.150% Notes due 2024 (the “2024 Notes”); $1,000,000,000 in aggregate principal amount of its 3.700% Notes due 2029 (the “2029 Notes”); and $1,000,000,000 in aggregate principal amount of its 4.300% Notes due 2049 (the “2049 Notes”, and, together with the 2022 Notes, 2024 Notes, 2029 Notes, the “Notes”).  The Company registered the offering of the Notes under the Securities Act of 1933, as amended, pursuant to its shelf registration on Form S-3 (File No. 333-222979).  The Notes are issuable pursuant to an Indenture, dated as of April 1, 1999 (herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor to The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank), as Trustee.

Attached as Exhibit 1.1 is the Underwriting Agreement (including the Terms Agreement), dated February 11, 2019, between the Company and Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, pursuant to which the Company has agreed to sell, and the underwriters have agreed to purchase, subject to the terms and conditions contained therein, the Notes.  Also attached as Exhibit 5.1 is an opinion of John A. Menicucci, Jr., Assistant Secretary of the Company, regarding certain aspects of the legality of the Notes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

1.1.Underwriting Agreement (including Terms Agreement), dated February 11, 2019, between the Company and Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; J. P. Morgan Securities LLC; and Morgan Stanley & Co. LLC, as Representatives of the several underwriters named therein.

4.1.Form of 2.950% Note due 2022.

4.2.Form of 3.150% Note due 2024.

4.3.Form of 3.700% Note due 2029.

4.4.Form of 4.300% Note due 2049.

5.1.Opinion of John A. Menicucci, Jr., Assistant Secretary to the Company regarding certain aspects of the legality of the Notes.

23.1.Consent of John A. Menicucci, Jr. (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19,  2019

UNION PACIFIC CORPORATION

By:	/s/ Rhonda S. Ferguson
Rhonda S. Ferguson
Executive Vice President, Chief Legal Officer and Corporate Secretary

Exhibit Index

1.1.Underwriting Agreement (including Terms Agreement), dated February 11, 2019, between the Company and Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; J. P. Morgan Securities LLC; and Morgan Stanley & Co. LLC, as Representatives of the several underwriters named therein.

4.1.Form of 2.950% Note due 2022.

4.2.Form of 3.150% Note due 2024.

4.3.Form of 3.700% Note due 2029.

4.4.Form of 4.300% Note due 2049.

5.1.Opinion of John A. Menicucci, Jr., Assistant Secretary to the Company regarding certain aspects of the legality of the Notes.

23.1.Consent of John A. Menicucci, Jr. (included as part of Exhibit 5.1).